EXHIBIT 10.47

Ford Motor Credit Company

                           AUTOMOTIVE WHOLESALE PLAN
                      APPLICATION FOR WHOLESALE FINANCING
                             AND SECURITY AGREEMENT

                                                             Date June 29, 1982

To: Ford Motor Credit Company (hereinafter called "Ford Credit")

The undersigned     O.K. MARKS FORD, INC.    (hereinafter called "Dealer") of
                ----------------------------
               (Dealer's exact business name)

814 Cleveland Street,    Clearwater,   Florida        33515
-----------------------------------------------------------------------------
(Street and Number)   /  (City)    /   (State)  /  (Zip Code)

hereby requests Ford Credit to establish and maintain for Dealer a wholesale line of credit, and to make advances to or on behalf of Dealer thereunder, to finance new and used automobiles, trucks, truck-tractors, trailers, semi-trailers, buses, mobile homes, motor homes, other vehicles and other merchandise for Dealer under the terms of the Ford Credit Wholesale Plan as set forth in the January, 1973 edition of the Ford Credit Dealer Manual entitled "Automotive Finance Plans for Ford Motor Company Dealers" or any subsequent edition thereof (hereinafter called the "Plan"). In consideration thereof Dealer hereby agrees as follows:

1.  Advances by Ford Credit

         Ford Credit at all times shall have the right in its sole discretion to determine the extent to which, the terms and conditions on which, and the period for which it will make advances to or on behalf of Dealer, or extend credit to Dealer, under the Plan or otherwise. Ford Credit, at any time and from time to time, in its sole discretion, may establish, rescind or change limits or the extent to which financing accommodations under the Plan will be made available to Dealer. Ford Credit may pay to any manufacturer, distributor or other seller of merchandise the invoice amount therefor, and Ford Credit shall be fully protected in relying in good faith upon any invoice or advice from any such manufacturer, distributor or seller that the merchandise described therein has been ordered by or shipped to Dealer and that the invoice amount therefor is correctly stated. Any such payment made by Ford Credit to any such manufacturer, distributor or seller shall be an advance made by Ford Credit to or on behalf of Dealer pursuant hereto and shall be repayable by Dealer in accordance with the terms hereof. In addition, Ford Credit may make loans or other advances directly to Dealer with respect to merchandise of any type held by Dealer for sale, and any loan or other advance shall be an advance made by Ford Credit to or on behalf of Dealer pursuant hereto and shall be repayable by Dealer in accordance with the terms hereof. Ford Credit from time to time shall furnish statements to Dealer of advances made by Ford Credit to or on behalf of Dealer pursuant hereto. Promptly upon receipt by Dealer of any such statement, Dealer shall review the same and advise Ford Credit in writing of any discrepancy therein. In the event Dealer shall fail to advise Ford Credit of any discrepancy in any such statement within ten calendar days following the receipt thereof by Dealer, such statement shall be deemed to be conclusive evidence of advances made by Ford Credit to or on behalf of Dealer pursuant hereto unless Dealer or Ford Credit establishes by a preponderance of evidence that such advances were not made or were made in different amounts than as set forth in such statement.

2.  Interest and Service and Insurance Flat Charges

         All advances made by Ford Credit to or on behalf of Dealer pursuant hereto shall bear interest from the date of advance by Ford Credit to the date of repayment in good funds by Dealer at the rates established by Ford Credit from time to time for Dealer; provided, however, that any amount not paid when due hereunder shall bear interest at the rate of 15% per annum or the maximum contract rate permitted by the law of the state where Dealer maintains his business as indicated above, whichever is the lesser. In addition to such interest, the financing of merchandise under the Plan shall be subject to service and insurance flat charges established by Ford Credit from time to time for Dealer. Ford Credit shall advise Dealer in writing from time to time of changes in the interest rate and service and insurance flat charges applicable to Dealer. Such changed rates and flat charges shall be effective from the date stated in such notice; provided, however, that in the event any such notice advises Dealer of an increase in any such rate or flat charge, Dealer shall have the option of terminating this agreement by paying to Ford Credit the full unpaid balance outstanding under Dealer's wholesale line of credit and all other amounts due or to become due hereunder in good funds within ten calendar days after the receipt of such notice by Dealer, in which event such increased rate or flat charge shall not become effective.

3.  Payments by Dealer

         The aggregate amount outstanding from time to time of all advances made by Ford Credit to or on behalf of Dealer pursuant hereto shall constitute an obligation of Dealer, notwithstanding such advances are made from time to time, and such amount, or so much thereof as may be demanded, together with Ford Credit's interest and flat charges with respect thereto, shall be payable by Dealer to Ford Credit upon demand. Notwithstanding that Ford Credit shall not have demanded payment therefor, Dealer shall pay to Ford Credit, at or before the time of sale of any merchandise financed under the Plan, the full unpaid balance of any advance made by Ford Credit to or on behalf of Dealer with respect to such merchandise. Dealer also shall pay to Ford Credit, upon demand, the full amount of any rebate, refund or other credit received by Dealer with respect to any merchandise financed by Ford Credit hereunder.

4.  Ford Credit's Security Interest

         As security for all advances now or hereafter made by Ford Credit to or on behalf of Dealer pursuant hereto, and for the observance and performance of all other obligations of Dealer to Ford Credit in connection with the wholesale financing of merchandise for Dealer, Dealer hereby grants to Ford Credit a purchase money security interest in all such merchandise now owned or hereafter acquired by Dealer and a security interest in the proceeds, in whatever form, of any sale or other disposition thereof and Dealer hereby assigns to Ford Credit and grants to Ford Credit a security interest in all amounts that may now or hereafter be payable to Dealer by the manufacturer, distributor or seller of any such merchandise by way of rebate or refund of all or any portion of the purchase price thereof.

5.  Dealer's Possession and Sale of Merchandise

         Dealer's possession of the merchandise financed hereunder shall be for the sole purpose of storing and exhibiting the same for sale or lease in the ordinary course of Dealer's business. Dealer shall keep such merchandise brand new and subject to inspection by Ford Credit and free from all taxes, liens and encumbrances, and any sum of money that may be paid by Ford Credit in release or discharge of any taxes, liens or encumbrances on any such merchandise or on any documents executed in connection therewith shall be paid by Dealer to Ford Credit upon demand. Except as may be necessary to remove or transport the same from a freight depot to Dealer's place of business, Dealer shall not use or operate, or permit the use of operation of, any merchandise financed hereunder for demonstration or otherwise without the express prior written consent of Ford Credit in each case, and shall not in any event use such merchandise illegally, improperly or for hire. Dealer shall not mortgage, pledge or loan any of such merchandise, and shall not transfer or otherwise dispose of the same except by sale or lease in the ordinary course of Dealer's business. Any and all proceeds of any sale, lease or other disposition of such merchandise by Dealer shall be received and held by Dealer in trust for Ford Credit and shall be fully, faithfully and promptly accounted for and remitted by Dealer to Ford Credit to the extent of Dealer's obligation to Ford Credit with respect to such merchandise. As used in this paragraph 5, "sale in the ordinary course of Dealer's business" shall include (i) a bona fide retail sale to a purchaser for his own use at the fair market value of the merchandise sold, and (ii) an occasional sale of such merchandise to another dealer at a price not less than Dealer's cost of the merchandise sold, provided such sale is not a part of a plan or scheme to liquidate all or any portion of Dealer's business, and "lease in the ordinary course of Dealer's business" shall include only a bona fide lease to a lessee for his own use at a fair rental value of the merchandise leased.

6. Risk of Loss and Insurance Requirements

     Except to the extent of any insurance proceeds actually received by Ford Credit with respect thereto under insurance obtained by Ford Credit pursuant to the Plan, all merchandise financed hereunder shall be at Dealer's sole risk of any loss or damage to the same. Dealer shall indemnify Ford Credit against all claims for injury or damage to persons or property caused by the use, operation or holding of such merchandise, and if requested to do so by Ford Credit, Dealer shall maintain at its own expense liability insurance in connection therewith in such form and amounts as Ford Credit may reasonably require from time to time. In addition, Dealer shall insure all merchandise financed hereunder that is or may be used for demonstration or operated for any other purpose against loss due to collision, subject in each case to the deductible amounts and limitations set forth in the Plan. If Dealer so elects, Ford Credit will obtain collision insurance on Wholesale Demonstrators only, as defined in the Plan, and bill Dealer therefor. Dealer hereby elects to provide collision insurance on such Wholesale Demonstrators in the following manner:

[ ] Dealer hereby requests that Ford Credit obtain collision insurance at Dealer's expense covering each motor vehicle for which Dealer requests Ford Credit's permission to use as a Wholesale Demonstrator (as defined in the Plan) subject to the deductible amounts and limitations set forth in the Plan.

     [X] Dealer proposes to make its own arrangements for collision insurance on Wholesale Demonstrators and agrees to advise Ford Credit at the time any motor vehicle is placed in use if Dealer has obtained collision insurance on such motor vehicle through its own carrier, in which event Dealer agrees to furnish to Ford Credit in connection therewith acceptable evidence of such insurance.

     If Dealer fails to furnish acceptable evidence of any insurance required hereunder, Ford Credit may, but shall not be required to, obtain such insurance at Dealer's expense.

7. Credits

     All funds or other property belonging to Ford Credit and received by Dealer shall be received by Dealer in trust for Ford Credit and shall be remitted to Ford Credit forthwith. Ford Credit, at all times, shall have a right to offset and apply any and all credits, monies or properties of Dealer in Ford Credit's possession or control against any obligation of Dealer to Ford Credit.

8. Information Concerning Dealer

     To induce Ford Credit to extend financing accommodations hereunder, Dealer has submitted information concerning its business organization and financial condition, and certifies that the same is complete, true and correct in all respects and that the financial information contained therein and any that may be furnished to Ford Credit from time to time hereafter does and shall fairly present the financial condition of Dealer in accordance with generally accepted accounting principles applied on a consistent basis. Dealer agrees to notify Ford Credit promptly of any material change in its business organization or financial condition or in any information relating thereto previously furnished to Ford Credit. Dealer acknowledges and intends that Ford Credit shall rely, and shall have the right to rely, on such information in extending and continuing to extend financing accommodations to Dealer. Dealer hereby authorizes Ford Credit from time to time and at all reasonable times to examine, appraise and verify the existence and condition of all merchandise, documents, commercial or other paper and other property in which Ford Credit has or has had any title, title retention, lien, security or other interest, and all of Dealer's books and records in any way relating to its business.

9. Default

     In the event Dealer shall fail to promptly pay any amount now or hereafter owning to Ford Credit as and when the same shall become due and payable or Dealer shall fail to duly observe or perform any other obligation secured hereby, or any representation made by Dealer to Ford Credit shall prove to have been false or misleading in any material respect as of the date on which the same was made, or a proceeding in bankruptcy, insolvency or receivership shall be instituted by or against Dealer or Dealer's property, Ford Credit may take immediate possession of all property in which it has a security interest hereunder, without demand or other notice and without legal process. For this purpose and in furtherance thereof, Dealer shall, if Ford Credit so requests, assemble such property and make it available to Ford Credit at a reasonably convenient place designated by Ford Credit, and Ford Credit shall have the right, and Dealer hereby authorizes and empowers Ford Credit, its agents or representatives, to enter upon the premises wherever such property may be and remove same. In the event Ford Credit shall acquire possession of such property or any portion thereof, as hereinbefore provided, Ford Credit may, in its sole discretion (i) sell the same, or any portion thereof, after five days' written notice at public or private sale for the account of Dealer, or (ii) declare this agreement, all wholesale transactions and Dealer's obligations in connection therewith to be terminated and cancelled and retain any sums of money that may have been paid by Dealer in connection therewith, or (iii) enforce any other remedy that Ford Credit may have under applicable law. Dealer agrees that the sale by Ford Credit of any new and unused property repossessed by Ford Credit to the manufacturer, distributor or seller thereof, or to any person designated by such manufacturer, distributor or seller thereof, or to any person designated by such manufacturer, distributor or seller, at the invoice cost thereof to Dealer less any credits granted to Dealer with respect thereto and reasonable costs of transportation and reconditioning, shall be deemed to be a commercially reasonable means of disposing of the same. Dealer further agrees that if Ford Credit shall solicit bids from three or more other dealers in the type of property repossessed by Ford Credit hereunder, any sale by Ford Credit of such property in bulk or in parcels to the bidder submitting the highest cash bid therefor also shall be deemed to be a commercially reasonable means of disposing of the same. Notwithstanding the foregoing, it is expressly understood that such means of disposal shall not be exclusive, and that Ford Credit shall have the right to dispose of any property repossessed hereunder by any commercially reasonable means. Dealer agrees to pay reasonable attorneys' fees and legal expenses incurred by Ford Credit in connection with the repossession and sale of any such property. Ford Credit's remedies hereunder are cumulative and may be enforced successively or concurrently.

10. General

     Dealer waives the benefit of all homestead and exemption laws and agrees that the acceptance by Ford Credit of any payment after it may have become due or the waiver by Ford Credit of any other default shall not be deemed to alter or affect Dealer's obligations or Ford Credit's right with respect to any subsequent payment or default.

     Neither this agreement, nor any other agreement between Dealer and Ford Credit, nor any funds payable by Ford Credit to Dealer, shall be assigned by Dealer without the express prior written consent of Ford Credit in each case.

     Any provision hereof prohibited by any applicable law shall be ineffective to the extent of such prohibition without invalidating the remaining provisions hereof. Except as herein provided, no modification hereof may be made except by a written instrument duly executed by, or pursuant to the express written authority of, an executive officer of Ford Credit.

     Dealer shall execute and deliver to Ford Credit promissory notes or other evidences of Dealer's indebtedness hereunder, security agreements, trust receipts, chattel mortgages or other security instruments and any other documents which Ford Credit may reasonably request to confirm Dealer's obligations to Ford Credit and to confirm Ford Credit's security interest in any merchandise financed by Ford Credit under the Plan or in any other property as provided hereunder, and in such event the terms and conditions hereof shall be deemed to be incorporated therein. Ford Credit's security or other interest in any such merchandise shall not be impaired by the delivery to Dealer of such merchandise or of bills of lading, certificates of origin, invoices or other documents pertaining thereto or by the payment by Dealer of any curtailment, security or other deposit or portion of the amount financed. The execution by Dealer or on Dealer's behalf of any document for the amount of any credit extended shall be deemed evidence of Dealer's obligation and not payment thereof. Ford Credit may, for in the name of Dealer, endorse and assign any obligation transferred to Ford Credit by Dealer and any check or other medium of payment intended to apply upon such obligation. Ford Credit may complete any blank space and fill in omitted information on any document or paper furnished to it by Dealer.

     Unless the context otherwise clearly requires, the terms used herein shall be given the same meaning as ascribed to them under the provisions of the Uniform Commercial Code. Section headings are inserted for convenience only and shall not affect any construction or interpretation of this agreement.

     This agreement shall be interpreted in accordance with the laws of the state of the Dealer's place of business indicated above.

11. Acceptance and Termination

     Dealer waives notice of Ford Credit's acceptance hereof, and this agreement shall be deemed accepted by Ford Credit at the time it shall first extend credit to Dealer under the Plan and shall be binding on Dealer and Ford Credit and their respective successors and assigns from the date thereof until terminated by receipt of written notice by either party from the other, provided, however, that any such termination shall not relieve either party from any obligation incurred prior to the effective date thereof.

O. K. MARKS FORD, INC.
------------------------------
(DEALER'S EXACT BUSINESS NAME)

Witness or Attest:                      By /s/ O. K. Marks    Title   President
                                           ---------------            ---------
/s/ Katherine M. Goreth                       O. K. Marks
-----------------------

                        POWER OF ATTORNEY FOR WHOLESALE

     KNOW ALL MEN BY THESE PRESENTS: That the undersigned dealer does hereby make, constitute and appoint S. L. Owens, C.A. Glaub and E. O. Kero, ?? of Dearborn, Michigan and each of them and any other officer or employe of Ford Motor Credit Company, a Delaware corporation of Dearborn, Michigan, its true and lawful attorneys with full power of substitution, for and in its name, stead and behalf, to prepare, make, execute, acknowledge and deliver to Ford Motor Credit Company, from time to time promissory notes or other evidences of indebtedness, bearing such rate of interest as Ford Motor Credit Company may require from time to time, and trust receipts, chattel mortgages and other title retention or security instruments necessary or appropriate in connection ?? the wholesale financing by Ford Motor Credit Company of merchandise for the undersigned dealer under the terms of the Ford Motor Credit Company including the making of affidavits and the acknowledging of instruments, as if fully done by the undersigned dealer, and each of the said attorneys hereby is further authorized and empowered in the discharge of the power hereby conferred to execute any instruments by means of either a manual, imprinted or other facsimile signature or by completing a printed from to which an imprinted or other facsimile signature is then affixed.

     This Power of Attorney is executed by the undersigned dealer, to induce Ford Motor Credit Company to make advances for merchandise to be acquired by the undersigned dealer and recognizes that such advances are made to manufacturers, distributors and other sellers of such merchandise at places other than the undersigned dealer's place of business, and that it is impractical for the undersigned dealer to execute the promissory notes, trust receipts, chattel mortgages and other title retention or security instruments necessary or appropriate in connection with such advances without unduly delaying the delivery of such merchandise to the undersigned dealer. Accordingly, this Power of Attorney may be revoked by the undersigned dealer only by notice in writing addressed to Ford Motor Credit Company, Dearborn, Michigan by registered mail, return receipt requested, stating an effective date on or after the receipt thereof by Ford Motor Credit Company.

Dated this 29th day of June 1982.

Witness or Attest:                      O. K. MARKS FORD, INC.
                                     ----------------------------------
                                     (DEALER'S EXACT BUSINESS NAME)

/s/ KATHERINE M. GORETH               By  /s/ O. K. MARKS      Title President
------------------------                 ----------------           ----------
                                          O. K. Marks
State of Florida      } ss.
County of Hillsborough}

On this 29th day of June 1982, before me, the undersigned Notary Public,
personally appeared      O. K. Marks            who acknowledged himself to
                    --------------------------
                     (PERSON SIGNING FOR DEALER)

be the President of      O. K. MARKS FORD, INC.,    the grantor of the foregoing
      --------------   ----------------------
           (TITLE)        (DEALER'S NAME)

Power of Attorney, and that he, being authorized so to do, executed the foregoing Power of Attorney for the purposes therein contained, by signing the name of the said grantor by himself in the capacity indicated.

     WITNESS WHEREOF I have hereunto set may hand and official seal.

  /s/ KATHERINE M. GORETH
----------------------------------
         NOTARY PUBLIC

My commission expires    Notary Public, State of Florida at Large     (NOTARY'S
                         My Commission Expires June 25, 1986            SEAL)
                         ------------------------------------------

               CERTIFIED COPY OF RESOLUTION OF BOARD OF DIRECTORS


The undersigned hereby certifies that he is the Secretary
of O. K. MARKS FORD, INC.,  of 814 Cleveland Street, Clearwater, Florida 33515,
   -----------------------      ----------------------------------------------
(DEALER'S EXACT CORPORATE NAME)           (DEALER'S ADDRESS)

and that the following is a true, correct and complete copy of resolutions adopted by the board of directors of the said corporation at a meeting duly called and held on June 29, 1982 at which a quorum was present and voting, and that said resolutions are unchanged and are now in full force and effect:

RESOLVED, That the officers of this corporation be, and each hereby is, authorized and empowered to execute and deliver on behalf of this corporation an Application for Wholesale Financing to Ford Motor Credit Company of
Dearborn, Michigan in such form and upon such terms and conditions as the said Ford Motor Credit Company may require, and to execute and deliver from time to time promissory notes or other evidences of indebtedness, bearing such rate of interest as the said Ford Motor Credit Company may require from time to time, and trust receipts, chattel mortgages and other title retention or security instruments as, and in such form as, the said Ford Motor Credit Company may require, evidencing any financing extended by the said Ford Motor Credit Company to this corporation under the terms of the Ford Motor Credit Company Automotive Wholesale Plan.

FURTHER RESOLVED, That S. L. Owens, C. A. Glaub and E. O. Kero, all of Dearborn, Michigan, and each of them and any other officer or employe of the said Ford Motor Credit Company be and each of them hereby is constituted and appointed an attorney-in-fact of this corporation for the purposes set forth in the Power of Attorney presented to this board of directors this date, with full power of substitution, and the officers of this corporation are, and each of them hereby is, authorized and empowered to execute a formal Power of Attorney in such form.

FURTHER RESOLVED, That the officers of this corporation be, and each hereby is, authorized and empowered to do all other things and to execute all ??? instruments and documents necessary or appropriate in the premises.

IN WITNESS WHEREOF I have hereunto set my hand and affixed the corporate seal of the said corporation this 29th day of June, 1982.

/s/ JOHN C. VOGT, JR.                                (O. K. MARKS
------------------------                               FORD, INC.
   John C. Vogt, Jr.                                 CORPORATE SEAL
      (Secretary)                                      GOES HERE)